UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 19, 2004


                                ACNB CORPORATION
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             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-11783                   23-2233457
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(State or other                 (Commission File Number)     (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


 16 Lincoln Square Gettysburg, PA                                17325
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(Address of principal executive offices)                       (Zip Code)

                                 (717) 334-3161
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                ACNB CORPORATION
                           CURRENT REPORT ON FORM 8-K

ITEM 1.01 Entry into a Material Definitive Agreement

On November 19, 2004, ACNB Corporation and ACNB Acquisition Subsidiary LLC entered into a definitive agreement to purchase Russell Insurance Group Inc. A copy of the press release, dated November 19, 2004, announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Under the terms of the definitive agreement, ACNB Corporation has agreed to pay $4,750,000.00 in cash to acquire Russell Insurance Group. Additional consideration of up to $2,882,000.00 is subject to performance criteria for payment over the next three years.

Upon completion of the transaction, Russell Insurance Group, Inc. will continue to operate as a separate subsidiary of ACNB Corporation. In addition, ACNB Acquisition Subsidiary LLC has entered into a three year employment contract with Frank C. Russell, Jr., the President of Russell Insurance Group, Inc.

Assuming that all conditions are satisfied without delay, it is anticipated that the effective date of the transaction will occur during the fourth quarter of 2004.


ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number             Description

99.1     Press Release dated November 19, 2004, issued by ACNB Corporation.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ACNB CORPORATION



Date:  November 22, 2004                                BY: /s/ Thomas A. Ritter
                                                        ------------------------
                                                        Name: Thomas A. Ritter
                                                        Title: President
                                                        Chief Financial Officer